EXHIBIT 24.1
               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this Form S-8 registration statement of our report, dated March 12, 1997, appearing in the Annual Report on Form 10-KSB of Applied Voice Recognition, Inc. for the year ended December 31, 1996.

Houston, Texas
April 14, 1997
                                                MALONE & BAILEY, PLLC